Exhibit 10.24

EXERCISABLE ONLY DURING THE SPECIFIED PERIODS SET OUT HEREIN
UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE AUGUST 15, 2016.
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.
Void after 5:00 p.m. (Toronto time) on October 14, 2017.
Number of Warrants: 3,333,334	Warrant Certificate No. 2016-04-12

NUTRITIONAL HIGH INTERNATIONAL INC.
(Organized under the laws of the Canada)
This is to certify that, for value received, Veterans Capital Fund, LLC, 1385 Areca Cove, Naples, Florida 34119 (the "Holder"), shall have the right to purchase from Nutritional High International Inc. (the "Corporation"), at any time and from time to time up to 5:00 p.m. (Toronto time) on October 14, 2017 (the "Expiry Time"), one fully paid and non-assessable common share in the capital of the Corporation (a "Common Share") for each Warrant (individually, a "Warrant") represented hereby at a price of $0.06 per Common Share (the "Exercise Price"), upon and subject to the terms and conditions set forth herein.
1. For the purposes of this Warrant Certificate, the term
(a)	"Common Shares" means common shares without par value in the capital of the Corporation as constituted as of the date hereof, provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under item 8 hereof, or successive such subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, "Common Shares" shall thereafter mean the shares, other securities or other property resulting from such subdivision, redivision, reduction, combination or consolidation or other adjustment.

2. All Warrant Certificates shall be signed by an officer of the Corporation holding office at the time of signing, or any successor or replacement of such person and notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Warrant Certificate, the Warrant Certificate so signed shall be valid and binding upon the Corporation.
3. All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.
4. The right to purchase Common Shares of the Corporation pursuant to the Warrants may only be exercised by the Holder at or before the Expiry Time by:
(a)	duly completing and executing a subscription substantially in the form attached as Schedule "A" (the "Subscription Form"), in the manner therein indicated; and
(b)	surrendering this Warrant Certificate and the duly completed and executed Subscription Form to the Corporation prior to the Expiry Time at its principal office at Toronto, Ontario, together with (i) payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for, or alternatively (ii) an irrevocable written notice that the Holder has elected to exercise the Warrants pursuant to a cashless "net" exercise, including instructions to the Company, through delivery of the Subscription Form with an appropriate reference to this subsection 4(b) to issue the number of Common Shares equal to the product of (a) the number of Common Shares as to which the Warrant is being exercised multiplied by (b) a fraction, the numerator of which is the Market Price of the Common Shares on the last business day preceding the Exercise Date less the Exercise Price therefor and the denominator of which is such Market Price. For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of the Warrant pursuant to this Section 4 shall have been made. ."Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Canadian Stock Exchange (the "CSE") or, if the Common Shares are not then listed on the CSE, on such other Canadian stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the last business day preceding the Exercise Date.
5. Upon delivery and payment as set forth in item 4, the Corporation shall cause to be issued to the Holder the number of Common Shares subscribed for by the Holder and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares.  The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in the Subscription Form within five (5) business days of such delivery and payment as set forth in item 4 or, if so instructed by the Holder, held for pick-up by the Holder at the principal office of the Corporation. Notwithstanding any adjustment provided for in item 8 hereof, the Corporation shall not be required upon the exercise of any Warrants to issue fractional Common Shares in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share that might otherwise have been issued.

6. The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.
7. The Corporation covenants and agrees that until the Expiry Time while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to items 8 and 9 hereof. The Corporation further covenants and agrees that while any of the Warrants shall be outstanding, the Corporation shall (a) comply with the securities legislation applicable to it in order that the Corporation not be in default of any requirements of such legislation; (b) use its commercially reasonable best efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence; and (c) at its own expense expeditiously use its commercially reasonable best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Corporation's Common Shares may be listed from time to time. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non‑assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.
8.	(a)	For the purpose of this item 8, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor:
"Current Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Canadian Stock Exchange (the "CSE") or, if the Common Shares are not then listed on the CSE, on such other Canadian stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five (5) business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian stock exchange or traded in the over-the counter market, then the Current Market Price shall be determined by such national firm of independent chartered accountants as may be selected by the directors of the Corporation;
"director" means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action "by the directors" means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and
"trading day" with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)	If at any time after the date hereof and prior to the Expiry Time, the Corporation shall (i) subdivide or redivide its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a "Common Share Reorganization"), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.
(c)	If at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the "Rights Period"), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a "Rights Offering"), the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:
(i) the numerator of which shall be the aggregate of
(A)	the number of Common Shares outstanding on the record date for the Rights Offering; and
(B) the quotient determined by dividing
(I)	either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by
(II)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)	the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).
If by the terms of the rights, options, or warrants referred to in this item 8(c), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be.  Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this item 8(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this item 8(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.
(d)	If at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:
(i) shares of the Corporation of any class other than Common Shares;
(ii)	rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);
(iii) evidences of indebtedness of the Corporation; or
(iv)	any property or assets of the Corporation (for greater certainty, excluding a cash dividend in the ordinary course);
and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A) the numerator of which shall be the difference between
(I)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and
(II)	the fair value, as determined by the directors of the Corporation, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and
(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.
Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this item 8(d) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this item 8(d), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.
(e)	If at any time after the date hereof and prior to the Expiry Time, there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation's undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a "Capital Reorganization"), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of Common Shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder has been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant Certificate.

(f)	If at any time after the date hereof and prior to the Expiry Time, any of the events set out in item 8(a), (b), (c), (d) or (e) shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this item 8, then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.
(g)	If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this item 8, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall, subject to the approval of the CSE (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable), execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.
9. The following rules and procedures shall be applicable to the adjustments made pursuant to item 8:
(a)	any Common Shares owned or held by or for the account of the Corporation shall be deemed not be to outstanding except that, for the purposes of item 8, any Common Shares owned by a pension plan or profit sharing plan for employees of the Corporation or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Corporation;
(b)	no adjustment in the Exercise Price or the number of Common Shares purchasable pursuant to this Warrant shall be required unless a change of at least 1% of the prevailing Exercise Price or the number of Common Shares purchasable pursuant to this Warrant would result, provided, however, that any adjustment which, except for the provisions of this item 9(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

(c)	the adjustments provided for in item 8 are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such item;
(d)	in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in item 8(a)(iii) above, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;
(e)	if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;
(f)	as a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof;
(g)	forthwith, but no later than fourteen (14) days, after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;
(h)	any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to item 8 shall be conclusively determined by a firm of independent chartered accountants (who may be the Corporation's auditors) and shall be binding upon the Corporation and the Holder;
(i)	any adjustment to the Exercise Price under the terms of this Warrant Certificate shall be subject to the prior approval of the CSE (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable); and
(j)	in case the Corporation, after the date of issue of this Warrant Certificate, takes any action affecting the Common Shares, other than an action described in Section 8, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the CSE (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable). Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

10. On the happening of each and every such event set out in item 8, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.
11. The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed, having regard to the provisions of items 8 and 9 hereof, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than five (5) business days after the date of the re‑opening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to items 8 and 9 hereof as a result of the completion of the event in respect of which the transfer books were closed.
12. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings.  No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.
13. The Holder may subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in any Warrant Certificate.  In the case of any subscription for a lesser number of Common Shares than expressed in any Warrant Certificate, the Holder hereof shall be entitled to receive, at no cost to the Holder, a new Warrant Certificate in respect of the balance of Warrants not then exercised.  Such new Warrant Certificate shall be mailed to the Holder by the Corporation or, at its direction, the transfer agent of the Corporation, contemporaneously with the mailing of the certificate or certificates representing the Common Shares issued pursuant to item 5.
14. If any Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and sign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder.  The applicant for the issue of a new Warrant Certificate pursuant to this section shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion and shall pay the reasonable charges of the Corporation in connection therewith.
15. Subject to compliance by the Holder with any applicable resale restrictions and any other applicable laws and regulatory requirements, the Corporation acknowledges and agrees that the Warrants evidenced hereby may be assigned or transferred by the Holder at the Holder's option. It is the sole responsibility of the Holder to ensure that all such restrictions, laws and regulatory requirements have been observed.  Upon any assignment or transfer, the Holder shall furnish the Corporation with this Warrant Certificate together with a Warrant Transfer Form (as attached hereto as Schedule "B") and such other documents and information regarding the transferee as the Corporation may reasonably require to register these Warrants in the name of the transferee and, upon satisfaction of such requirements, the Corporation shall execute and deliver a new Warrant certificate in the name of the transferee named in such Warrant Transfer Form for the number of unexercised Warrants and this Warrant Certificate shall be promptly cancelled.

16. This Warrant and the Common Shares which may be acquired hereunder have not been registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or applicable state securities laws, and this Warrant may not be exercised by or on behalf of any "U.S. person" as such term is defined in Regulation S under the U.S. Securities Act, or a Person within the United States and the Common Shares may not be delivered within the United States upon exercise of the Warrant nor may the Warrant or any Common Shares be offered, sold or otherwise transferred within the United States or to a U.S. person (other than in an "offshore transaction" as such term is defined in  Rule 902(h) of Regulation S under the U.S. Securities Act) unless the Warrants and Common Shares are registered under the U.S. Securities Act or pursuant to an applicable exemption from registration under the U.S. Securities Act and applicable state securities laws and the Corporation has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to the Corporation; provided that an "accredited investor", as defined in Rule 501(a) of Regulation D under the U.S. Securities Act, that purchased Units in the Corporation's private placement of Units in the United States and who delivers to the Corporation and the Corporations registrar and transfer agent an Accredited Investor Certificate will not be required to deliver an opinion of counsel in connection with the exercise of this Warrant.
17. Any notice, document or communication required or permitted by this Warrant certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by fax, to such party addressed as follows:
(a)	if to the Holder:
to the address on the face page hereof
(b)	if to the Corporation:
Nutritional High International Inc.
77 King Street West
Suite 2905 Toronto, Ontario
M5K 1H1

Attention:	David Posner President and Chief Executive Officer
Fax No.                  (416) 765-0029
Notice so mailed shall be deemed to have been given on the third Business Day after deposit in a post office or public letter box.  Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail.  Notices transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be.  Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until changed by like notice, shall be the address of such party for all purposes hereof.

18. Time shall be of the essence hereof.
19. The Holder acknowledges that the appropriate legend as follows will be placed upon certificates representing any Common Shares issued upon the exercise of the Warrants represented by this certificate prior to the date which is four months and one day after the date hereof:
"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE AUGUST 15, 2016."
The Holder understands that upon the original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a legend in substantially the following form:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.
provided, that, if, at any time the Corporation is a "foreign issuer" as defined in Regulation S under the U.S. Securities Act and if any of the Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with local laws and regulations, the legend may be removed by providing a declaration, in the form of Schedule C attached hereto, to the Corporation, registrar and transfer agent for the Securities (or as the Corporation or transfer agent may prescribe from time to time) together with such additional evidence as the Corporation or transfer agent may reasonably require from time to time which may include, but is not limited to, an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, to the effect that registration under the U.S. Securities Act is not required; and:

provided further, if any of the Common Shares are being sold pursuant to Rule 144 of the U.S. Securities Act, the legend may be removed by delivery to the Corporation and the Corporation's transfer agent of an opinion of counsel satisfactory to the Corporation to the effect that such Underlying Securities are not "restricted securities" as defined in Rule 144 under the U.S. Securities Act and the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.
19. The Corporation will maintain a register of holders of Warrants at its principal office.  The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.  A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.
20. The Corporation shall notify the Holder forthwith of any change of the Corporation's address.
21. The registered holders of Warrants shall have the power from time to time by an extraordinary resolution (as hereinafter defined):
(a)	to sanction any modification, abrogation, alteration or compromise of the rights of the registered holders of Warrants against the Corporation which shall be agreed to by the Corporation; and/or
(b)	to assent to any modification of or change in or omission from the provisions contained herein or in any instrument ancillary or supplemental hereto which shall be agreed to by the Corporation; and/or
(c)	to restrain any registered holder of a Warrant from taking or instituting any suit or proceedings against the Corporation for the enforcement of any of the covenants on the part of the Corporation conferred upon the registered holders of Warrants by the terms of the Warrants.
Any such extraordinary resolution as aforesaid shall be binding upon all the registered holders of Warrants whether or not assenting in writing to any such extraordinary resolution, and each registered holder of any of the Warrants shall be bound to give effect thereto accordingly.  Such extraordinary resolution shall, where applicable, be binding on the Corporation which shall give effect thereto accordingly.

The Corporation shall forthwith upon receipt of an extraordinary resolution provide notice to all registered holders of Warrants of the date and text of such resolution.  The registered holders of Warrants assenting to an extraordinary resolution agree to provide the Corporation forthwith with a copy of any extraordinary resolution passed.
The expression "extraordinary resolution" when used herein shall mean a resolution assented to in writing, in one or more counterparts, by the registered holders of Warrants calling in the aggregate for not less than seventy-five per cent (75%) of the aggregate number of Common Shares called for by all of the Warrants which are, at the applicable time, outstanding.
22. All notices to be sent hereunder shall be deemed to be validly given to the registered holders of the Warrants if delivered personally or if sent by registered letter through the post addressed to such holders at their post office addresses appearing in the register of Warrant holders caused to be maintained by the Corporation, and such notice shall be deemed to have been given, if delivered personally when so delivered, and if sent by post on the fifth business day next following the post thereof.
23. If for any reason, other than the failure or default of the Holder, the Corporation is unable to issue and deliver the Common Shares or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Common Shares purchasable upon exercise of the Warrants represented hereby, the Corporation may pay, at its option and in complete satisfaction of its obligations and the rights of the Holder hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Current Market Price of such Common Shares or other securities on the date of exercise by the Holder, and upon such payment the Corporation shall have no liability or other obligation to the Holder relating to or in respect of the Warrants or this Warrant Certificate.
24. This Warrant Certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.
25. All Warrants shall rank pari passu, whatever may be the actual date of issue of the same.
26. This Warrant Certificate shall enure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns.
IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.
DATED as of the 15th of April, 2016.
NUTRITIONAL HIGH INTERNATIONAL INC.
Per:	"Adam Szweras"
Adam Szweras
Title: Corporate Secretary

SCHEDULE "A" TO WARRANT CERTIFICATE
SUBSCRIPTION FORM
TO:	Nutritional High International Inc. 77 King St. W., Suite 2905, Toronto, Ontario M5K 1H1
The undersigned holder of the within Warrant certificate hereby irrevocably subscribes for ___________________________ common shares (the "Common Shares") of Nutritional High International Inc. (the "Corporation") pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to or to the order of the Corporation in the aggregate amount of Cdn $______________ in payment of the subscription price therefor.
- or –
The undersigned holder of the within Warrant certificate hereby irrevocably subscribes for ___________________________ common shares (the "Common Shares") of Nutritional High International Inc. (the "Corporation") pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate, on a cashless "net" basis as so provided for in Subsection 4(b)(ii) of the Warrant certificate.  The undersigned certifies that the Market Price of the Common Shares on the day preceding the Exercise Date is $________________, and the number of Common Shares subscribed for is equal to the product of (a) the number of Common Shares as to which the Warrant is being exercised, being ______________________ Warrants, multiplied by (b) a fraction, the numerator of which is the Market Price of the Common Shares on the last business day preceding the Exercise Date less the Exercise Price therefor and the denominator of which is such Market Price.
For purposes hereof, "Exercise Date" shall mean the date on which all deliveries required to be made to the Company upon exercise of the Warrant pursuant to this Section 4 shall have been made. ."Market Price" of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the Canadian Stock Exchange (the "CSE") or, if the Common Shares are not then listed on the CSE, on such other Canadian stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose or, if the Common Shares are not then listed on any Canadian stock exchange, in the over-the-counter market, during the last business day preceding the Exercise Date.
The undersigned certifies as follows (check one):
a)	[ ]	(a) The undersigned is not in the United States; (b) is not a "U.S. person" and is not exercising this Warrant on behalf of a "U.S. person" (as such term is defined in Regulation S of the Securities Act of 1933, as amended (the U.S. Securities Act") or a person in the United States; and (c) did not execute or deliver this exercise form in the United States.

b)	[ ]	(a) The undersigned purchased Units directly from the Corporation for its own account or the account of another "accredited investor" (as such term is defined in Regulation D of the U.S. Securities Act) pursuant to a written subscription agreement for the purchase of the Units; (b) is exercising this Warrant solely for its own account or the account of such other accredited investor; (c) is attaching a U.S. Accredited Investor Status Certificate attached as Annex 1 to the Warrant certificate, with such changes as counsel to the Corporation may deem reasonably necessary to reflect changes in applicable law, and (d) if the Warrants are being exercised on behalf of another person, the undersigned is attaching, on behalf of such other person, a U.S. Accredited Investor Status Certificate attached as Annex 1 to the Warrant certificate, with such changes as counsel to the Corporation may deem reasonably necessary to reflect changes in applicable law; and (e) all the representations and warranties made pursuant to such written subscription agreement by the undersigned or on behalf of another person are still accurate and complete as of the date hereof with respect to the undersigned or such other person.
c)	[ ]	The undersigned is attaching a written opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issue of the Common Shares.
By checking box B or C above, the undersigned represents that it has had access to such information concerning the Corporation as it considered necessary in connection with its investment decision and understands that the Common Shares have not been and will not be registered under the U.S. Securities Act and agrees that it will only resell the Common Shares issuable upon exercise hereof (A) to the Corporation, (B) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations, (C)(1) in accordance with an exemption from registration under the U.S. Securities Act provided by Rule 144 or 144A, if available, and in compliance with applicable state securities laws and regulations or (C)(2) in a transaction that does not otherwise require registration under the U.S. Securities Act or any applicable state securities laws, and, in the case of (C)(1) or (C)(2) above, an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to such effect.  If box B or C above is checked, the Common Shares issuable upon exercise hereof will bear a legend to the foregoing effect which may be removed if the Corporation is a "foreign issuer" as defined in Regulation S under the U.S. Securities Act and by providing a declaration to the registrar and transfer agent for the Common Shares to the effect that such Common Shares have been sold in accordance with Regulation S under the U.S. Securities Act.
*  Unless box B or C above has been checked, Warrants may not be exercised within the United States or by or on behalf of any "U.S. person" within the meaning of Regulation S under the U.S. Securities Act and no Common Shares will be issued to any person who has set out an address in the United States nor shall any certificates representing Common Shares be delivered to any U.S. address.
DATED this ____ day of _____________________, ______.
The undersigned hereby directs that the said Common Shares be issued and registered as follows:

Name: _______________________________________

Address: _______________________________________
_______________________________________

Signature: _______________________________________

   ☐      Please check box if these Common Share certificates are to be delivered at the office where this Warrant certificate is surrendered, failing which the Common Share certificates will be mailed to the subscriber at the address set out above.
If any Warrants represented by this certificate are not being exercised, a new Warrant certificate will be issued and delivered to the holder with the Common Share certificate.

SCHEDULE "B" TO WARRANT CERTIFICATE
WARRANT TRANSFER FORM
TO:	Nutritional High International Inc. 77 King St. W., Suite 2905, Toronto, Ontario M5K 1H1
Certificate of Transferor
The undersigned holder of the within Warrant certificate hereby sells, assigns and transfers to ______________________________ [name of Transferee], _______________ [number of Warrants] Warrants of Nutritional High International Inc. (the "Corporation") registered in the name of the undersigned on the records of the Corporation represented by the attached Warrant certificate and irrevocably appoints ____________________ , the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.
DATED the _____ day of _____________ , 20__.
__________________________________ ________________________________
Signature Guaranteed                                                                                                                                                                                        Signature of Transferor
Certificate of Transferee
In connection with this transfer (check one):
☐	The undersigned hereby certifies that (1) (i) it is not a U.S. Person (as defined in Regulation S promulgated under the United States Securities Act of 1933, as amended (the "U.S. Securities Act")), (ii) at the time of making or receiving the offer to purchase or otherwise acquire the attached Warrant certificate and at the time of transfer (including signature and delivery of this Warrant Transfer Form) it was and is not within the United States, and (iii) it is not receiving any of the Warrants represented by the attached Warrant certificate by or on behalf of any U.S. Person or Person within the United States; OR
☐	The undersigned is delivering a written opinion of counsel to the effect that the Warrant to be transferred hereby and the Shares to be delivered upon exercise of such Warrant are exempt from registration under the U.S. Securities Act and the regulations promulgated thereunder and any applicable state securities laws.
DATED the ________________ day of ______________, 201______.

_________________________________
 Signature of Transferee
Instructions:
a.	Signature of the Holder must be the signature of the person whose name appears on the face of this Warrant certificate.
b.	If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.
c.	Warrants shall only be transferable in accordance with applicable laws and are subject to the terms and conditions contained in the certificate to which this Warrant Transfer Form is scheduled.

d.	The signature of the Transferor on this Warrant Transfer Form must be guaranteed by a Canadian chartered bank, Canadian trust company, or a member of a recognized Medallion Guarantee program. The guarantor, in the case of a bank or trust company, must affix a stamp bearing the actual words: "SIGNATURE GUARANTEED".

ANNEX 1 TO WARRANT CERTIFICATE
 U.S. ACCREDITED INVESTOR STATUS CERTIFICATE
Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Warrant certificate to which this Annex was attached.
The undersigned exercising person, a resident of the United States or a U.S. Person, hereby represents and warrants to the Corporation, as an integral part of the attached Warrant Exercise Form, that he, she or it is correctly and in all respects described by the category or categories set forth directly next to which the exercising person has marked below.
[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]
1. The exercising person (or if the exercising person is acting on behalf of a principal, then the principal for whom the exercising person is acting) satisfies one or more of the Categories indicated below (please place an "X" on the appropriate category):
A) ☐	a bank as defined in Section 3(a)(2) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; or
B) ☐	a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
C) ☐	a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or
D) ☐	an insurance company as defined in Section 2(13) of the U.S. Securities Act; or
E) ☐	an investment company registered under the Investment Company Act of 1940;
F) ☐	a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940;
G) ☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
H) ☐	an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;
I) ☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
J) ☐	an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000; or
K) ☐	a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; or

L) ☐	a director, executive officer or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer; or
M) ☐	a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds US$1,000,000; or
N) ☐	a natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
O) ☐	a trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; and
P) ☐	an entity, other than a trust, in which all of the equity owners meet one or more of the categories set forth above.
2. (a) if the undersigned is the exercising person, he, she or it is making the above statement based on personal knowledge of his, her or its financial situation and has reviewed personal financial documentation with an accountant, financial advisor or other financial professional, if necessary, to determine that the above statement is true; or (b) if the undersigned is other than the exercising person, he, she or it is making the above statement based on a review, if necessary, of the financial statements of the exercising person for the most recently completed financial year and any interim financial statements prepared since the end of such financial year and has undertaken such other review and due diligence necessary to determine and certify that the exercising person is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D; and
3. the exercising person understands that the Corporation is relying on this certificate as evidence of the exercising person's status as an "accredited investor" in accordance with Rule 501(a) of Regulation D and further understands that the Corporation may, in its sole discretion, require the exercising person to execute a new and separate certificate each time the exercises Warrants .
DATED  ____________________________________, 20__.
____________________________________________________________________
Name of Exercising Person (please print)
By:	_________________________________________________________
Authorized Signature
____________________________________________________________________
Official Capacity or Title, if any (please print)
____________________________________________________________________
Name of Authorized Signing Authority

SCHEDULE "C" TO WARRANT CERTIFICATE
FORM OF DECLARATION FOR REMOVAL OF LEGEND
TO: CST TRUST COMPANY
AND TO: NUTRITIONAL HIGH INTERNATIONAL INC.
The undersigned:
•	acknowledges that the sale of the securities of Nutritional High International Inc. to which this declaration relates is being made in reliance on Rule 904 of Regulation S ("Regulation S") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and
•	certifies that:
1. it is not an affiliate of Nutritional High International Inc. (as defined in Rule 405 under the U.S. Securities Act);
2. the offer of the securities was not made to a person in the United States or to a U.S. Person, as defined in Regulation S (a "U.S. Person"), and either (A) at the time the buy order was originated, the buyer was outside the United States and was not a U.S. Person, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States and was not a U.S. Person, or (B) the transaction was executed on or through the facilities of the TSX Venture Exchange or another Designated Offshore Securities Market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States or a U.S. Person;
3. neither the seller nor any affiliate of the seller nor any person acting on any of their behalves has engaged or will engage in any "directed selling efforts" (as such term is defined in Regulation S) in the United States in connection with the offer and sale of the securities;
4. the sale is bona fide and not for the purpose of "washing off" the resale restrictions imposed because the securities are "restricted securities" (as that term is defined in Rule 144(a)(3) under the U.S. Securities Act);
5. the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S with fungible unrestricted securities; and
6. the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.
Unless otherwise indicated, terms used in this declaration have the meanings given to them in Regulation S.
Dated:  ______________
By:_____________________________
Name:
 Title:
Affirmation by Seller's Broker-Dealer

We have read the foregoing representations of our customer, _________________________ (the "Seller") dated _______________________, with regard to the sale, for such Seller's account, of the _________________ represented by certificate number ______________ of the Corporation described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.
_____________________________________________
 Name of Firm

By: __________________________________________
 Authorized Officer

Date: _________________________________________